EXECUTION COPY

ELIGIBLE LENDER TRUSTEE AGREEMENT

between

CHASE EDUCATION LOAN TRUST 2007-A,

as the Issuer

and

THE BANK OF NEW YORK,

not in its individual capacity but solely

as the Eligible Lender Trustee

Dated as of July 2, 2007

CHASE EDUCATION LOAN TRUST 2007-A

TABLE OF CONTENTS

Page

ARTICLE I
Definitions and Usage

SECTION 1.1

Definitions and Usage

1

ARTICLE II
Appointment of Eligible Lender Trustee

SECTION 2.1

Appointment of Eligible Lender Trustee

1

SECTION 2.2

Declaration of Trust

2

SECTION 2.3

Title to Trust Student Loans

2

ARTICLE III
Authority and Duties of Eligible Lender Trustee

SECTION 3.1

General Authority

2

SECTION 3.2

General Duties

2

SECTION 3.3

No Duties Except as Specified in this Agreement

2

SECTION 3.4

No Action Except Under Specified Documents

2

SECTION 3.5

Restrictions

3

ARTICLE IV
Concerning the Eligible Lender Trustee

SECTION 4.1

Acceptance of Trust and Duties

3

SECTION 4.2

Representations and Warranties

3

SECTION 4.3

Not Acting in Individual Capacity

4

SECTION 4.4

Obligations to the Secretary and Guarantors

4

SECTION 4.5

Eligible Lender Trustee Not Liable for the Trust Student Loans

4

ARTICLE V
Compensation of Eligible Lender Trustee; Indemnity

SECTION 5.1

Compensation of Eligible Lender Trustee

5

SECTION 5.2

Indemnity

5

ARTICLE VI
Termination of Eligible Lender Trustee Agreement

SECTION 6.1

Termination of Eligible Lender Trustee Agreement

5

ARTICLE VII
Successor Eligible Lender Trustees

SECTION 7.1

Eligibility Requirements for Eligible Lender Trustee

5

SECTION 7.2

Resignation or Removal of Eligible Lender Trustee

5

SECTION 7.3

Successor Eligible Lender Trustee

6

SECTION 7.4

Merger or Consolidation of Eligible Lender Trustee

6

ARTICLE VIII
Miscellaneous

SECTION 8.1

Amendment.

7

SECTION 8.2

Notices.

8

SECTION 8.3

Severability

10

SECTION 8.4

Separate Counterparts

10

SECTION 8.5

Successors and Assigns

10

SECTION 8.6

Headings

10

SECTION 8.7

Governing Law

10

ELIGIBLE LENDER TRUSTEE AGREEMENT

ELIGIBLE LENDER TRUSTEE AGREEMENT (this “Agreement”), dated as of July 2, 2007, between Chase Education Loan Trust 2007-A, a Delaware statutory trust (the “Issuer”), and The Bank of New York, a New York banking corporation, not in its individual capacity, but solely as eligible lender trustee (the “Eligible Lender Trustee”).

WHEREAS, the Issuer is a Delaware statutory trust established primarily for the purpose of purchasing Loans from Collegiate Funding of Delaware, L.L.C. (the “Depositor”) and issuing securities backed by such Loans;

WHEREAS, on the Closing Date, the Issuer will enter into a Transfer Agreement with the Depositor for the purpose of effecting the purchase of such Loans;

WHEREAS, pursuant to the terms of the Indenture, the Issuer will grant its interest in the Trust Student Loans (including legal title) in trust to secure payment of principal and interest on the Notes issued by it; and

WHEREAS, the Eligible Lender Trustee is an “eligible lender” within the meaning of Section 435(d) of the Higher Education Act and is willing to hold legal title to the Trust Student Loans for the benefit of and on behalf of the Issuer.

NOW, THEREFORE, the Issuer and the Eligible Lender Trustee hereby agree as follows:

ARTICLE I

Definitions and Usage

SECTION 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Appointment of Eligible Lender Trustee

SECTION 2.1

Appointment of Eligible Lender Trustee.  The Issuer hereby appoints the Eligible Lender Trustee, effective as of the date hereof, as trustee, to have all the rights, powers, duties and obligations set forth herein, including, without limitation:

(a)

to hold legal title to the Trust Student Loans for the benefit of and on behalf of the Issuer;

(b)

to enter into and perform its obligations as the Eligible Lender Trustee under the applicable Transaction Documents; and

(c)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

SECTION 2.2

Declaration of Trust.  The Eligible Lender Trustee hereby declares that it will hold the Trust Student Loans in trust upon and subject to the conditions set forth herein for the use and benefit of the Issuer, subject to the obligations of the Eligible Lender Trustee under the applicable Transaction Documents.  Effective as of the date hereof, the Eligible Lender Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of this Agreement.

SECTION 2.3

Title to Trust Student Loans.  Legal title to all of the Trust Student Loans shall be vested at all times in the Eligible Lender Trustee for the benefit of and on behalf of the Issuer.

ARTICLE III

Authority and Duties of Eligible Lender Trustee

SECTION 3.1

General Authority.  The Eligible Lender Trustee is authorized and directed to execute and deliver the applicable Transaction Documents and each certificate or other document attached as an exhibit to or contemplated by such Transaction Documents, in each case in such form as the Issuer shall approve as evidenced conclusively by the Issuer’s execution thereof.  The Eligible Lender Trustee is also authorized and directed for the benefit of and on behalf of the Issuer to (a) acquire and hold legal title to the Trust Student Loans and (b) take all actions required of the Eligible Lender Trustee pursuant to the applicable Transaction Documents and otherwise follow the direction of and cooperate with the Administrator in submitting, pursuing and collecting any claims to and with the Department with respect to any Interest Subsidy Payments and Special Allowance Payments relating to the Trust Student Loans.

SECTION 3.2

General Duties.  It shall be the duty of the Eligible Lender Trustee to discharge (or cause to be discharged) all its responsibilities as the Eligible Lender Trustee pursuant to the terms of the applicable Transaction Documents.

SECTION 3.3

No Duties Except as Specified in this Agreement.  The Eligible Lender Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Student Loans, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Eligible Lender Trustee is a party, except as expressly provided by the terms of the applicable Transaction Documents; and no implied duties or obligations shall be read into the applicable Transaction Documents against the Eligible Lender Trustee.

SECTION 3.4

No Action Except Under Specified Documents.  The Eligible Lender Trustee shall not otherwise deal with the Trust Student Loans except in accordance with the powers granted to and the authority conferred upon the Eligible Lender Trustee pursuant to the applicable Transaction Documents.

SECTION 3.5

Restrictions.  The Eligible Lender Trustee shall not take any action that is inconsistent with the purposes of the Issuer set forth in the Transaction Documents.

ARTICLE IV

Concerning the Eligible Lender Trustee

SECTION 4.1

Acceptance of Trust and Duties.  The Eligible Lender Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement.  The Eligible Lender Trustee shall not be answerable or accountable under the applicable Transaction Documents under any circumstances, except (i) for its own willful misconduct, negligence or bad faith, (ii) the breach by the Eligible Lender Trustee of any of its covenants under the Transaction Documents or (iii) the breach by the Eligible Lender Trustee of any of its representations or warranties under the Transaction Documents.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)

The Eligible Lender Trustee shall not be liable for any good faith error of judgment made by a responsible officer of the Eligible Lender Trustee that does not otherwise fall within the scope of clause (i), (ii) or (iii) of the immediately preceding paragraph.

(b)

No provision of any applicable Transaction Document shall require the Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers under any applicable Transaction Document, if the Eligible Lender Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

SECTION 4.2

Representations and Warranties.  The Eligible Lender Trustee hereby represents and warrants to the Issuer that:

(a)

It is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of New York, at which it will act as eligible lender trustee for the Issuer.  It has all requisite power and authority to execute, deliver and perform its obligations under the applicable Transaction Documents.

(b)

It has taken all action necessary to authorize the execution and delivery by it of the applicable Transaction Documents and the applicable Transaction Documents have been executed and delivered by one of its officers or agents who is duly authorized to execute and deliver the same on its behalf.

(c)

Neither the execution nor the delivery by it of the applicable Transaction Documents, nor the consummation by it of the transactions contemplated thereby or hereby nor compliance by it with any of the terms or provisions thereof or hereof will contravene any federal or New York State law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its organizational documents or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d)

It is and will maintain its status as an “eligible lender” (as such term is defined in Section 435(d) of the Higher Education Act) for purposes of holding legal title to the Trust Student Loans as contemplated by the applicable Transaction Documents, has obtained a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 4.3

Not Acting in Individual Capacity.  Except as provided in this Article IV, in acting as Eligible Lender Trustee pursuant to this Agreement, The Bank of New York acts solely as Eligible Lender Trustee hereunder and not in its individual capacity.

SECTION 4.4

Obligations to the Secretary and Guarantors.  Notwithstanding any other provision in this Agreement or in the other Transaction Documents, nothing herein or in such other Transaction Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee to the Secretary or a Guarantor for any violations of statutory or regulatory requirements that may occur under the Higher Education Act.

SECTION 4.5

Eligible Lender Trustee Not Liable for the Trust Student Loans.  The Eligible Lender Trustee shall not be responsible for and makes no representations as to the validity or sufficiency of the applicable Transaction Documents or related documents or of the form, character, genuineness, sufficiency, value or validity of any of the Trust Student Loans. The Eligible Lender Trustee shall at no time have any responsibility for: the due execution hereof by the Issuer; the validity or completeness of the assignment to the Eligible Lender Trustee of legal title to any Trust Student Loan for the benefit of and on behalf of the Issuer; the performance or enforcement (except as expressly set forth in the applicable Transaction Documents) of any Trust Student Loan; or the compliance by the Issuer, the Administrator or the Master Servicer with any representation or warranty made under any Transaction Document or in any related document or the accuracy of any such representation or warranty or any action or inaction of the Administrator, the Indenture Trustee, the Master Servicer or the Subservicer taken in the name of the Eligible Lender Trustee.

ARTICLE V

Compensation of Eligible Lender Trustee; Indemnity

SECTION 5.1

Compensation of Eligible Lender Trustee.  The Eligible Lender Trustee shall be compensated pursuant to Section 4.2(h) of the Administration Agreement.

SECTION 5.2

Indemnity.  The Issuer shall cause the Administrator to indemnify the Eligible Lender Trustee as and to the extent provided for in Section 4.2 of the Administration Agreement.

ARTICLE VI

Termination of Eligible Lender Trustee Agreement

SECTION 6.1

Termination of Eligible Lender Trustee Agreement.  This Agreement (other than Article V hereof) and the trust created hereby shall terminate and be of no further force or effect upon the earlier of (i) the termination of the Issuer pursuant to Section 9.1 of the Trust Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.

ARTICLE VII

Successor Eligible Lender Trustees

SECTION 7.1

Eligibility Requirements for Eligible Lender Trustee.  The Eligible Lender Trustee shall at all times be a corporation or association (including a banking association) (a) qualifying as an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Trust Student Loans on behalf of the Issuer, with a valid lender identification number with respect to the Trust Student Loans from the Department, (b) being authorized to exercise corporate trust powers and hold legal title to the Trust Student Loans and (c) having in effect Guarantee Agreements with each of the Guarantors as may be directed by the Issuer. In case at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of this Section 7.1, the Eligible Lender Trustee shall resign immediately in the manner and with the effect specified in Section 7.2.

SECTION 7.2

Resignation or Removal of Eligible Lender Trustee.  The Eligible Lender Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Issuer.  Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Eligible Lender Trustee meeting the eligibility requirements of Section 7.1 hereof by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Eligible Lender Trustee and one copy to the successor Eligible Lender Trustee.  If no successor Eligible Lender Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Eligible Lender Trustee may petition any court of competent jurisdiction for the appointment of a successor Eligible Lender Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Eligible Lender Trustee from any obligations otherwise imposed on it under the applicable Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of Section 7.1 hereof and shall fail to resign after written request therefor by the Issuer, then the Issuer may remove the Eligible Lender Trustee.  If the Issuer shall remove the Eligible Lender Trustee under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Eligible Lender Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Eligible Lender Trustee, together with all fees owed to the outgoing Eligible Lender Trustee to be paid in accordance with Section 5.1 hereof, and one copy to the successor Eligible Lender Trustee.

Any resignation or removal of the Eligible Lender Trustee and appointment of a successor Eligible Lender Trustee pursuant to any of the provisions of this Section 7.2 shall not become effective until acceptance of such appointment by the successor Eligible Lender Trustee pursuant to Section 7.3 hereof and payment of all fees and expenses owed to the outgoing Eligible Lender Trustee.

SECTION 7.3

Successor Eligible Lender Trustee.  Any successor Eligible Lender Trustee appointed pursuant to Section 7.2 hereof shall execute, acknowledge and deliver to the Issuer and to the predecessor Eligible Lender Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Eligible Lender Trustee shall become effective and such successor Eligible Lender Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of the predecessor Eligible Lender Trustee under this Agreement, with like effect as if originally named as Eligible Lender Trustee.  The predecessor Eligible Lender Trustee shall, upon the receipt of payment of all fees and expenses owed to it, deliver to the successor Eligible Lender Trustee all documents, statements, moneys and properties held by it under this Agreement; and the Issuer and the predecessor Eligible Lender Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Eligible Lender Trustee all such rights, powers, duties and obligations, including legal title to the Trust Student Loans.

No successor Eligible Lender Trustee shall accept such appointment as provided in this Section 7.3 unless, at the time of such acceptance, such successor Eligible Lender Trustee shall be eligible pursuant to Section 7.1 hereof.

SECTION 7.4

Merger or Consolidation of Eligible Lender Trustee.  Any Person into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Eligible Lender Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Eligible Lender Trustee hereunder; provided that such Person shall be eligible pursuant to Section 7.1 hereof.

ARTICLE VIII

Miscellaneous

SECTION 8.1

Amendment.

(a)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related free-writing base prospectus, the related free-writing prospectus (as supplemented by certain term sheet(s)), the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders. An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other party hereto an Opinion of Counsel to that effect.

(b)

This Agreement may also be amended from time to time by the parties hereto, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class to the extent such amendment affects the Noteholders and/or the consent of Certificateholders of at least a majority of the aggregate Percentage Interests of the Certificates to the extent such amendment affects the Certificateholders, in either case with prior written notice to the Rating Agencies; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Agreement;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 8.1, to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Agreement, the Eligible Lender Trustee shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Eligible Lender Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities under this Agreement or otherwise.

(f)

Notwithstanding anything in this Section 8.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 of the Trust Agreement without the consent and approval of holders of at least a majority of the Outstanding Amount of the Notes and, subject to Section 4.6 of the Trust Agreement, holders of at least a majority of the aggregate Percentage Interests of the Certificates.

SECTION 8.2

Notices.

(a)

Except as otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Issuer, to:

Chase Education Loan Trust 2007-A

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

Attention: Clay Cardozo

Facsimile: (904) 645-1931

E-mail; wcardozo@bankofny.com

with a copy to:

JPMorgan Chase Bank, National Association

c/o Collegiate Funding of Delaware, L.L.C.

Fredericksburg, Virginia 22408

Attention:  Assistant Treasurer

Facsimile:  (540) 368-5971

E-mail: trustaccounting@cfsloans.com

If to the Eligible Lender Trustee, to:

The Bank of New York

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

Attention:  Clay Cardozo

Facsimile: (904) 645-1931

E-mail: wcardozo@bankofny.com

If to Moody’s, to:

Moody’s Investors Service, Inc.

ABS Monitoring Department

99 Church Street

New York, New York 10007

If to S&P, to:

Standard & Poor’s Ratings Services,

       a division of The McGraw-Hill Companies, Inc.,

55 Water Street

New York, New York

10041-0003

Attention: Asset Backed Surveillance Department, 42nd Floor

E-mail:  servicer_reports@standardandpoors.com

If to Fitch, to:

Fitch Ratings

One State Street Plaza

New York, New York 10004

Attention: Municipal Structured Finance Group

as such address, facsimile number or e-mail address for notices hereunder may be changed by any party by like notice to each other party.

(b)

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Notices sent by facsimile shall be deemed to have been given when sent if the sending party has proof of receipt by the party to which it is sent, provided that, if such notice is not sent during the normal business hours of the party to which it is sent, such notice shall be deemed to have been sent at the opening of business on the next Business Day of the party to which it is sent.  Notices sent to an email address shall be deemed to have been given when sent if the sending party has written acknowledgement of receipt from the party to which it is sent.

SECTION 8.3

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.4

Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 8.5

Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and to the benefit of, the Issuer and its successors and the Eligible Lender Trustee and its successors, all as herein provided.

SECTION 8.6

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 8.7

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Eligible Lender Trustee Agreement to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

CHASE EDUCATION LOAN TRUST 2007-A, as Issuer

By: THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of the Issuer

By: /s/ William Cardozo

Name: William Cardozo

Title Vice President

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee By: /s/ William Cardozo Name: William Cardozo Title Agent